Third Quarter 2013 UMB Financial Exhibit 99.2

Cautionary Notice about Forward-Looking Statements

This presentation contains, and our other communications may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in our Annual Report on
Form 10-K for the year ended December 31, 2012, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the
Securities and Exchange Commission (SEC). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-
looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Quarterly Report on Form 10-Q, Current
Report on Form 8-K, or other applicable document that is filed or furnished with the SEC.

Business Segment Metrics

Institutional Investment Management
* Industry data source: Strategic Insight
A
B
C
E
AUM increased 29.6% year-
over-year to $29.3 billion
Record net inflows of $1.9
billion for Q3’13; year-to-date
flows of $4.4 billion
Q3’13 industry stats: Equity
funds realized $113.2B in net
inflows; Taxable bond funds
realized $14.7B in net outflows
3 Quarter 2013 Highlights

$22.6
$23.5
$25.7
$26.3
$29.3
3Q'12 4Q'12 1Q'13 2Q'13 3Q'13
Total Scout Assets Under Management
($ billions)
rd
Institutional Investment Management Operating Results (unaudited, $000s)
3 mos Ended
June 30,
Year-Over-Year Linked-Quarter
2013 2012 2013
Net Interest income (11) (1) (10) 1000.0% 10.0%
Noninterest income 33,836 24,789 29,160 36.5% 16.0%
Noninterest expense 21,097 17,316 18,932 21.8% 11.4%
NI before taxes 12,728 7,472 10,218 70.3% 24.6%
Income tax expense 3,501 2,098 2,691 66.9% 30.1%
Net income 9,227 5,374 7,527 71.7% 22.6%
pre-tax profit margin 37.6% 30.1% 35.1%
September 30,
% Change 3 mos Ended

($millions)
3Q'13
$645.6
$1,053.4
$1,239.6
$56.2
2Q'13
($84.0)
$171.8
($250.4)
$729.9
1Q'13
$1,435.7
$585.7
$134.4
$48.7
4Q'12
$119.8
$606.4
$204.1
$2.4
3Q'12
$51.6
($622.9)
$703.5
$354.0
-$1,000
-$500
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
Equity Flows
Equity Market Impact
Fixed Income Flows
Fixed Income Market Impact

AUM Drivers $2,204.5 $932.7 $486.2 Total Change ($millions) $25,746.8 $23,542.3 $22,609.6 Total AUM ($millions) $567.3 $26,314.1 Institutional Investment Management 5 $2,994.8 $29,308.9

UMB

2011	2012	1Q13	2Q13	3Q13
$19.7B	$23.5B	$25.7B	$26.3B	$29.3B

Billions
$0.6
$10.3
$0.6
$8.2
$0.8
$11.4
$0.9
$10.4
$1.0
$11.4
$2.3
$11.0
$1.3
$11.6
$2.3
$11.1
$1.9
$12.3
$3.0
$12.1
2011
2012
1Q13
2Q13
3Q13
Equity Mutual Funds
Equity Institutional & Other
Fixed Income Institutional & Other
Fixed Income Mutual Funds

Total AUM Institutional Investment Management 6

UMB

Equity
Fixed Income
52%
48%

2.6%
1.9%
0.2%
24.8%
70.5%
Equity Strategies
International
Mid Cap
International ADR
Small Cap
Other:
Emerging Markets
Global

2.9%
1.9%
0.2%
8.3%
27.6%
14.5%
22.1%
22.5%
Fixed Income Strategies
Core Plus
Core
Low Duration
Real Return
Unconstrained
Intermediate
Long Duration
Global Aggregate

AUM by Strategy – As of 3Q’13 7

Fixed Income AUM Strategy Mix

3Q'12
3Q'13
40.9%
25.1%
16.3%
13.7%
2.3%
1.5%
0.2%
27.6%
22.5%
22.1%
14.5%
8.3%
2.9%
1.9%
0.2%
Core Plus
Core
Low Duration
Real Return
Unconstrained
Intermediate
Long Duration
Global Aggregate

Fixed Income Rotation 8

Asset Servicing
A
B
Total AUA increased by 21% to
$181.7 billion year-over-year
In the past 12 months, fund
accounting and administration
AUA grew by 40%; 26 new funds
added
3 Quarter 2013 Highlights

$162.4
$179.3
$206.4
$156.0
$165.4
$168.0
$181.7
2009 2010 2011 2012 1Q13 2Q13 3Q13
Assets Under Administration
($billions)
rd
Asset Servicing Operating Results ( unaudited, $000s)
3 mos Ended
June 30,
Year-Over-Year Linked-Quarter
2013 2012 2013
Net interest income 550 472 587 16.5% -6.3%
Noninterest income 20,429 18,300 19,275 11.6% 6.0%
Noninterest expense 17,201 17,142 17,054 0.3% 0.9%
NI before taxes 3,778 1,630 2,808 131.8% 34.5%
Income tax expense 1,468 608 967 141.4% 51.8%
Net income 2,310 1,022 1,841 126.0% 25.5%
pre-tax profit margin 18.0% 8.7% 14.1%
% Change
September 30,
3 mos Ended

UMB

Fund Accounting & Administration

$ Billions
$30.5
$35.9
$40.2
$39.8
$41.7
$44.1
$48.4
$52.1
$58.2
116
160
170
170
170
179
181
182
196
2010
2011
1Q'12
2Q'12
3Q'12
4Q'12
1Q'13
2Q'13
3Q'13
Assets Under Administration
# of Funds Serviced

Alternative Asset Servicing

$ Billions
$21.3
$24.7
$25.2
$25.8
$26.1
$26.3
$27.9
$28.3
$29.3
406
467
487
504
520
532
543
549
551
2010
2011
1Q'12
2Q'12
3Q'12
4Q'12
1Q'13
2Q'13
3Q'13
Assets Under Administration
# of Funds Serviced

Transfer Agency

Millions
0.55
0.80
0.88
0.94
0.88
0.95
1.06
1.21
1.21
227
256
244
272
255
270
275
284
303
2010
2011
1Q'12
2Q'12
3Q'12
4Q'12
1Q'13
2Q'13
3Q'13
# of Shareholders
# of Funds Serviced

Custody

$ Billions
$101.4
$115.6
$129.0
$48.5
$50.9
$54.9
$58.5
$56.2
$62.9
470
499
511
418
423
443
432
400
416
2010
2011
1Q'12
2Q'12
3Q'12
4Q'12
1Q'13
2Q'13
3Q'13
Assets Under Administration
# of Custody Accounts

10

Asset Servicing Business Metrics

UMB

3Q '09
4Q '09
1Q '10
2Q '10
3Q '10
4Q '10
1Q '11
2Q '11
3Q '11
4Q '11
1Q '12
2Q '12
3Q '12
4Q '12
1Q '13
2Q '13
3Q '13

$0.85
$0.85
$1.04
$1.10
$1.06
$1.08
$1.31
$1.36
$1.29
$1.26
$1.58
$1.48
$1.37 $1.38
$1.79
$1.72
$1.64
$10.6
$13.8
$15.7
$15.4
$16.4
Purchase Volume ($ billions) Interchange ($ millions)
Payment Solutions
Total Card Purchase Volume & Interchange Revenue
Durbin
effective
Purchase
Volume
3Q ‘09–’13
17.9%
Inter-
change
3Q ‘09–’13
11.7%
CAGR
ACommercial credit card
B
purchase volume +9.8% year-
over-year to $321 million;
provided 46% of interchange
Interchange revenue +6.6%
year-over-year to $16.4 million
3 Quarter 2013 Highlights

rd
Payment Solutions Operating Results ( unaudited, $000s)
3 mos Ended
June 30,
Year-Over-Year Linked-Quarter
2013 2012 2013
Net interest income 11,587 10,843 11,192 6.9% 3.5%
Provision for loan losses 4,667 1,570 3,318 197.3% 40.7%
Noninterest income 18,409 16,081 18,649 14.5% -1.3%
Noninterest expense 21,566 17,764 21,986 21.4% -1.9%
NI before taxes 3,763 7,590 4,537 -50.4% -17.1%
Income tax expense 1,311 2,024 1,350 -35.2% -2.9%
Net income 2,452 5,566 3,187 -55.9% -23.1%
pre-tax profit margin 12.5% 28.2% 15.2%
% Change
September 30,
3 mos Ended

Millions
$1,602.5
$1,774.7
$2,484.1
$2,613.1
$2,598.5
18.5%
22.9%
17.0%
16.4%
16.5%
$296.7
$405.8
$422.4
$429.4
$428.2
2009
2010
2011
2012
3Q '13
Commitments
Outstandings
Utilization

➢

➢

$Millions
Millions
$190.7
$279.9
$323.3
$433.4
$607.6
$596.2
$637.8
1.3
1.8
2.5
3.1
3.1
3.2
3.2
5.0
4.0
3.0
2.0
1.0
2009
2010
2011
2012
1Q13
2Q13
3Q13
HSA Balances*
# of HSA & FSA accounts

Payment Solutions
Health Savings Accounts & Balances
* Deposits and investment assets
A
B
Healthcare card purchase volume
+52% to $680.2 million vs. 3Q’12
Customer deposits and assets +50%
to $637.8 million vs. 3Q’12
3 Quarter 2013 Highlights
Healthcare Services
Card Utilization

rd

Billions
$4.4B
$4.5B
$7.2B
$7.4B
$8.6B
$9.2B
$9.4B
$1.7
$2.0
$2.2
$2.4
$2.7
$5.5
$5.4
$6.4
$6.8
$6.7
2008
2009
2010
2011
2012
2Q13
3Q13
Private Wealth & Institutional Asset Mgmt
Prairie Capital Management

Bank
Assets Under Management
($ billions)
HELOC Lending
(average balances)
A
B
C
Total net loans grew for the 14
consecutive quarter, increasing 20.9%
year-over-year to $6.4 billion
Private Banking exceeded $305million
in average loan balances, an increase
of 38.4% over Q3 2012
Small Business Banking loans
increased 25% year-over-year to
$167.2 million
3 Quarter 2013 Highlights

$741
$873
$941
$1,070
$1,163
$1,209
$365
$430
$465
$524
$548
$555
49.3%
49.2%
49.4%
49.0%
47.1%
46.0%
2008 2009 2010 2011 2012 3Q13
Commitments Balances Utilization
rd
3 mos Ended
June 30,
Year-Over-Year Linked-Quarter
2013 2012 2013
Net interest income 73,419 69,051 70,558 6.3% 4.1%
Provision for loan losses 1,833 2,930 1,682 -37.4% 9.0%
Noninterest income 48,951 47,151 46,501 3.8% 5.3%
Noninterest expense 93,199 93,683 92,339 -0.5% 0.9%
NI before taxes 27,338 19,589 23,038 39.6% 18.7%
Income tax expense 6,895 5,426 5,664 27.1% 21.7%
Net income 20,443 14,163 17,374 44.3% 17.7%
pre-tax profit margin 22.3% 16.9% 19.7%
3 mos Ended % Change
September 30,
*th
Bank Operating Results ( unaudited, $000s)

$3.07
$3.46
$3.51
$3.79
$4.24
$5.15
Billions
3Q'08
3Q'09
3Q'10
3Q'11
3Q'12
3Q'13

48.5%
47.9% 47.4%
45.8%
43.9%
42.4%
0%
50%
100%
3Q'08 3Q'09 3Q'10 3Q'11 3Q'12 3Q'13
KC  CO STL Greater MO KS OK AZ NE TX
Bank
High Growth Regions
3Q’13 vs. 3Q’12
• Arizona +65%
• Nebraska +32%
Commercial Loans By Region
• St. Louis +32%
• Oklahoma  +25%
Commercial Loan Growth
(C&I and CRE Loans)
5 yr
CAGR
3Q ‘08–’13
10.9%

Average Deposits

$11.8
$10.4
$9.5
$8.3
$7.5
$6.5
39.6%
40.4%
37.1%
32.7%
30.8%
28.6%
Billions
3Q'08
3Q'09
3Q'10
3Q'11
3Q'12
3Q'13
Interest Bearing
Non-Interest Bearing

Bank 5 yr CAGR 3Q ‘08–’13 12.6% Deposits By Region 15 48.1% 53.8% 55.0% 58.3% 60.0% 64.1% 0% 50% 100% 3Q'08 3Q'09 3Q'10 3Q'11 3Q'12 3Q'13 KC STL CO Gtr MO KS OK AZ NE

Actual

0.3%
4.4%
4.9%
6.6%
28.6%
12.0%
17.1%
26.0%

Pro-forma, After deposit migration

0.3%
4.8%
5.4%
7.3%
31.4%
13.2%
9.0%
28.6%

- Commercial
- Consumer
- Asset Servicing
- Private Wealth Management
- Inst. Asset Management
- Healthcare
- Small Business
- Inst. Banking & Investor Services

Deposit Composition 16 Deposit Composition by Line of Business At September 30, 2013

Appendix

Average Balance:
$7.0 billion
Average Yield:
1.99%
Investment Mix
As of September 30, 2013
Mortgage-Backed Securities
Municipals
CDs & Corporates
Agencies
Treasuries
Trading Securities
Investment Portfolio Statistics

1.5%
14.8%
44.2%
32.3%
6.4%
0.8%
Roll off Purchased
($ millions) Yield ($ millions) Yield
1Q13 $413 1.98% $769 1.31%
2Q13 $340 2.13% $815 1.41%
3Q13 $265 1.85% $77 1.02%
Scheduled Cash Flow
4Q13 $305 2.02%
Next 12 months
$1,127 1.88%
Securities Gains ($ millions)
3Q12 259 $
4Q12 210 $
1Q13 5,893 $
2Q13 1,519 $
3Q13 1,140 $
Duration/Life
(in months)
at 09/30/13 at 06/30/13
Avg. Life Total 49.39 48.67
Duration Total 46.31 46.80